Net Loss Per Share	12 Months Ended
Jul. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

Note 16 - Net Loss per Share:

Basic loss per share (“EPS”) and Diluted EPS for the years ended July 31, 2012, 2011 and 2010 have been computed by dividing the net loss available to common stockholders for each respective period by the weighted average shares outstanding during that period. All outstanding options, warrants, non-vested restricted stock and shares to be issued upon conversion of the outstanding convertible preferred stock, representing approximately 94,643,712, 115,875,372 and 44,892,383 incremental shares, have been excluded from the respective 2012, 2011 and 2010 computation of diluted EPS as they are anti-dilutive due to the losses generated.